Mergers and Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Mergers and Acquisitions
(4)	Mergers and Acquisitions

On March 1, 2015, Phoenix Bancorp, Inc. (“Phoenix”) merged with, and into, Mid Penn, with Mid Penn continuing as the surviving entity. Simultaneously with the consummation of the foregoing merger, Miners Bank (“Miners”), a Pennsylvania-state chartered bank and wholly-owned subsidiary of Phoenix, merged with and into the Bank.

As part of this transaction, Phoenix shareholders received either 3.167 shares of the Company’s common stock or $51.60 in cash in exchange for each share of Phoenix common stock. Holders of contingent rights issued by Phoenix received approximately 0.414 shares of the Company’s common stock as settlement of such rights. As a result, the Company issued 723,851 shares of common stock with an acquisition date fair value of approximately $11,292,000, based on the closing stock price of the Company’s common stock on February 27, 2015 of $15.60, and cash of $2,949,000. Including an insignificant amount of cash paid in lieu of fractional shares, the fair value of total consideration paid was $14,241,000.

Additionally, as part of this transaction, on March 1, 2015, Mid Penn assumed all of the liabilities and obligations of Phoenix with respect to 1,750 shares of Phoenix’s preferred stock issued to the United States Treasury (“Treasury”) in connection with the Small Business Lending Fund and issued 1,750 shares of the Company’s Senior Non-Cumulative Perpetual Preferred Stock, Series C that had a $1,000 liquidation preference per share (the “SBLF Preferred Shares”), to the Treasury. The SBLF Preferred Shares qualified as Tier 1 Capital and had terms and conditions identical to those shares of preferred stock issued by Phoenix to the Treasury.

The assets and liabilities of Miners and Phoenix were recorded on the consolidated balance sheet at their estimated fair value as of March 1, 2015, and their results of operations have been included in the consolidated income statement since that date.

Included in the purchase price was goodwill and a core deposit intangible of $2,902,000 and $578,000, respectively. The core deposit intangible will be amortized over a ten-year period using a sum of the year’s digits basis. The goodwill is not taxable and will not be amortized, but will be measured annually for impairment or more frequently if circumstances require. Core deposit intangible amortization expense projected for the next five years beginning in 2017 is estimated to be $86,000, $75,000, $65,000, $54,000, and $44,000 per year, respectively, and $70,000 in total for years after 2021.

The allocation of the purchase price is as follows:

(Dollars in thousands)
Assets acquired:
Cash and cash equivalents	$11,044
Investment securities	11,331
Loans	110,363
Goodwill	2,902
Core deposit and other intangibles	578
Other assets	7,489

Total assets acquired	143,707
Liabilities assumed:
Deposits	123,238
FHLB borrowings	3,570
Other liabilities	908

Total liabilities assumed	127,716
Equity acquired:
Preferred stock	1,750

Total equity acquired and liabilities assumed	129,466

Consideration paid	$14,241

Cash paid	$2,949
Fair value of common stock issued, including replacement equity awards	11,292

The following table summarizes the estimated fair value of the assets acquired and liabilities and equity assumed.

(Dollars in thousands)
Total purchase price	$14,241

Net assets acquired:
Cash and cash equivalents	11,044
Investment securities	11,331
Restricted stock	509
Loans	110,363
Bank owned life insurance	3,673
Premises and equipment	1,792
Deferred income taxes	503
Accrued interest receivable	388
Core deposit and other intangibles	578
Other assets	624
Deposits	(123,238)
FHLB borrowings	(3,570)
Accrued interest payable	(32)
Other liabilities	(876)
Preferred stock	(1,750)

11,339

Goodwill	$2,902

The fair value of the financial assets acquired included loans receivable with a gross amortized cost basis of $112,816,000. The table below illustrates the fair value adjustments made to the amortized cost basis in order to present a fair value of the loans acquired.

(Dollars in thousands)
Gross amortized cost basis at March 1, 2015	$112,816
Market rate adjustment	270
Credit fair value adjustment on pools of homogeneous loans	(1,461)
Credit fair value adjustment on impaired loans	(1,262)

Fair value of purchased loans at March 1, 2015	$110,363

The market rate adjustment represents the movement in market interest rates, irrespective of credit adjustments, compared to the stated rates of the acquired loans. The credit adjustment made on pools of homogeneous loans represents the changes in credit quality of the underlying borrowers from the loan inception to the acquisition date. The credit adjustment on impaired loans is derived in accordance with ASC 310-30 and represents the portion of the loan balance that has been deemed uncollectible based on our expectations of future cash flows for each respective loan.

The information about the acquired Phoenix loans accounted for under ASC 310-30 as of March 1, 2015 is as follows:

(Dollars in thousands)
Contractually required principal and interest at acquisition	$3,548
Contractual cash flows not expected to be collected (nonaccretable discount)	(804)

Expected cash flows at acquisition	2,744
Interest component of expected cash flows (accretable discount)	(458)

Fair value of acquired loans	$2,286

The following table presents unaudited pro forma information as if the merger between Mid Penn and Phoenix had been completed on January 1, 2014. The pro forma information does not necessarily reflect the results of operations that would have occurred had Mid Penn merged with Phoenix at the beginning of 2014. Supplemental pro forma earnings for 2015 were adjusted to exclude $762,000 of merger related costs incurred for the year ended December 31, 2015; the results for the year ended December 31, 2014 were adjusted to include these charges. The pro forma financial information does not include the impact of possible business model changes, nor does it consider any potential impacts of current market conditions or revenues, expense efficiencies, or other factors. The pro forma data is intended for informational purposes and is not indicative of the future results of operations.

	(Unaudited)
	Years Ended December 31,
(Dollars in thousands, except per share data)	2015	2014
Net interest income after loan loss provision	$31,454	$29,745
Noninterest income	4,152	4,131
Noninterest expense	27,817	26,846
Net income available to common shareholders	5,811	5,259
Net income per common share	1.38	1.25

The amount of total revenue, consisting of interest income plus noninterest income specifically related to Phoenix for the period beginning March 1, 2015, included in the consolidated statements of income of Mid Penn for the year ended December 31, 2015, was $4,244,000. The net income specifically related to Phoenix for the period beginning March 1, 2015, included in the consolidated statements of income of Mid Penn for the year ended December 31, 2015, was $747,000.